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             EXHIBIT 4 - SPECIMEN FORM OF COMMON STOCK CERTIFICATE

        INCORPORATED UNDER THE LAWS               COMMON STOCK
        OF THE STATE OF DELAWARE                  PAR VALUE $1.00


NUMBER                                                                    SHARES
L

        THIS CERTIFICATE IS TRANSFERABLE IN            CUSIP 535555 10 6
        MINNEAPOLIS, MN OR NEW YORK, NY                SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

                           LINDSAY MANUFACTURING CO.


            THIS CERTIFIES THAT



            is the owner of


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

      LINDSAY MANUFACTURING CO., transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation as from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.


                                      LINDSAY MANUFACTURING CO.
                                              CORPORATE
LINDSAY                                          SEAL
                                               DELAWARE
      Dated:

                                    Countersigned and Registered:

                                     NORWEST BANK MINNESOTA, N.A.
                                             Transfer Agent
                                              And Registrar

                                     BY

B. C. Karsk,                  Gary D. Parker,
Vice President - Finance      Chairman, President
Treasurer and Secretary       and Chief Executive
                              Officer                       Authorized Signature


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                           LINDSAY MANUFACTURING CO.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

                               -----------------

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -  as tenants in common         UNIF GIFT MIN ACT -
        TEN ENT -  as tenants by the entireties ..........Custodian..........
                                                  (Cust)             (Minor)
                                                under Uniform Gifts to Minors
        JT TEN  -  as joint tenants with right of
                   survivorship and not as tenants     Act....................
                   in common                                    (State)

     Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

Please insert Social Security or other
identifying number of assignee__________________________________________________

________________________________________________________________________________

Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

_________________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _____________________________________________

________________________________________________________________________________


ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED, _________________________

NOTICE:

The signature(s) to this assignment          X__________________________________
must correspond with the name(s) as                      (Signature)
written upon the face of the certificate
in every particular without alteration or    X__________________________________
enlargement or any change whatever.                      (Signature)

The signatures should be guaranteed by an eligible guarantor institution (Banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

                                      SIGNATURES GUARANTEED BY: